SCUDDER INVESTMENT LOGO

                               IMPORTANT NEWS FOR

                         SCUDDER GNMA FUND SHAREHOLDERS

    While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q: WHAT AM I BEING ASKED TO VOTE ON?

A: You are being asked to vote on a proposed combination of your Fund into AARP
    GNMA and U.S. Treasury Fund. This proposal is part of a larger effort to restructure the Scudder Family of Funds. THE BOARD OF YOUR FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

Q: WHY HAS THE BOARD RECOMMENDED THAT I VOTE IN FAVOR OF THE COMBINATION?

A: The Board of your Fund is recommending that shareholders vote in favor of this proposal for the following reasons:

    - LOWER EXPENSES. The combination of the two Funds would result in REDUCED expenses for shareholders of your Fund.

    - GREATER PREDICTABILITY OF EXPENSES. As part of the proposal to combine funds, a new fixed administrative fee rate arrangement would be implemented. The arrangement protects shareholders from most administrative expense increases for a minimum of three years.

    - LARGER FUND. The combined fund would likely have the ability to effect portfolio transactions on more favorable terms and provide Scudder Kemper Investments, the investment manager of each Fund, with greater investment flexibility and the ability to increase diversification through the purchase of portfolio issues.

    - TAX-FREE REORGANIZATION. It is a condition of the proposed combination that your Fund receive an opinion of tax counsel that the transaction would be a TAX-FREE transaction.

Q: ARE THE INVESTMENT POLICIES OF AARP GNMA AND U.S. TREASURY FUND SIMILAR TO
    THOSE OF MY FUND?

A: The investment objective and policies of AARP GNMA and U.S.Treasury Fund are very similar to those of your Fund, except that AARP GNMA and U.S. Treasury Fund actively seeks to reduce downside risk as compared with other government mortgage funds. The Funds are currently managed by the same portfolio management teams and have nearly identical investments. The combined fund will be called Scudder GNMA Fund.

Q: ARE THERE OTHER PROPOSALS I WILL BE VOTING ON?

A: You are also being asked to vote on the election of Board members for your Fund. As part of a larger effort to restructure the Scudder Family of Funds, the Board of your Fund has voted in favor of creating a single board of trustees/directors responsible for most Scudder Funds. It is the Board's belief that this has the potential for increasing efficiency and benefiting fund shareholders. The Board also believes that a single board, responsible for overseeing most of the no-load funds advised by Scudder Kemper, can more effectively represent shareholder interests. THE BOARD OF YOUR FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH NOMINEE.

   You are also being asked to ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of your Fund for the current fiscal year. THE BOARD OF YOUR FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

Q: WHEN WILL THESE CHANGES TAKE EFFECT?

A: The Board expects that the proposed changes will take effect during the third calendar quarter of this year if the proposed combination is approved.

Q: WHOM SHOULD I CALL FOR MORE INFORMATION ABOUT THIS PROXY STATEMENT?

A: Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-603-1915.

                                                                  April 18, 2000

Dear Shareholder,

    To continue to provide you with the highest level of investment management and service, we're making some important changes to the Scudder Funds. Scudder Kemper Investments, with the strong support of your Fund's Board, is proposing a series of measures to streamline the Scudder Family of Funds. The goals are to reduce costs and make Scudder's lineup of fund offerings easier for investors to utilize and understand. We believe these proposals will benefit Scudder Fund shareholders over time. We need your participation in order to make the necessary changes.

    Along with this letter, you'll find a packet of materials that we ask you to read and, where applicable, fill out and return to us. The Q&A that begins on the front cover of the proxy statement explains the proposals we're making, why we're making them, and how they apply to your Scudder Fund. The packet also contains a proxy card and a prospectus for the fund that we are proposing to merge your Fund into.

    After careful review, the members of your Fund's Board have unanimously approved each of the proposals explained in the Q&A and described in the proxy statement. THE BOARD RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL THE PROPOSALS. (Because many of the funds for which Scudder Kemper acts as investment manager are holding shareholder meetings, you may receive more than one proxy card. If so, please vote each one.)

    Your vote is important to us. Once you've voted, please sign and date the proxy card and return it in the enclosed postpaid envelope; or help us save time and postage cost by voting on the Internet or by telephone -- the enclosed flyer describes how. If we do not hear from you by May 17, our proxy solicitor may contact you.

    Thank you for your response and for your continued investment in the Scudder Funds.

Respectfully,

/s/ Edmond D. Villani              /s/ Linda C. Coughlin
Edmond D. Villani                  Linda C. Coughlin
Chief Executive Officer            President
Scudder Kemper Investments, Inc.   Scudder GNMA Fund

                               SCUDDER GNMA FUND

                           --------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

    Please take notice that a Special Meeting of Shareholders (the "Meeting") of Scudder GNMA Fund (the "Fund") will be held at the offices of Scudder Kemper Investments, Inc., 13(th) Floor, Two International Place, Boston, MA 02110-4103, on July 13, 2000, at 3:00 p.m., Eastern time, for the following purposes:

PROPOSAL 1:  To elect Trustees of the Fund;

PROPOSAL 2:  To approve an Agreement and Plan of Reorganization for the Fund whereby all or substantially all of the assets and liabilities of the Fund would be acquired by AARP GNMA and U.S. Treasury Fund in exchange for shares of the S Class of AARP GNMA and U.S. Treasury
             Fund (to be renamed Scudder GNMA Fund); and
PROPOSAL 3:  To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the Fund for the Fund's current fiscal year.

    The appointed proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments thereof.

    Holders of record of shares of the Fund at the close of business on April 17, 2000 are entitled to vote at the Meeting and at any adjournments thereof.

    In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote

AGAINST any such adjournment those proxies to be voted against that Proposal.

                                 By Order of the Board,

                                 /s/ John Millette

                                 John Millette
                                 Secretary

April 18, 2000

    IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE (OR TO TAKE ADVANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY CARD(S)). YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) (OR YOUR VOTING BY OTHER AVAILABLE MEANS) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                               TABLE OF CONTENTS

INTRODUCTION................................................    1

PROPOSAL 1: ELECTION OF TRUSTEES OF THE ACQUIRED TRUST......    3

PROPOSAL 2: APPROVAL OF AGREEMENT AND PLAN OF
  REORGANIZATION............................................   14

               SYNOPSIS.....................................   14

               PRINCIPAL RISK FACTORS.......................   25

               THE PROPOSED TRANSACTION.....................   26

PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF
  INDEPENDENT ACCOUNTANTS...................................   33

ADDITIONAL INFORMATION......................................   33

                           PROXY STATEMENT/PROSPECTUS

                                 APRIL 18, 2000

 RELATING TO THE ACQUISITION OF THE ASSETS OF SCUDDER GNMA FUND (THE "ACQUIRED
     FUND" AND ALSO SOMETIMES REFERRED TO HEREIN AS THE "ACQUIRED TRUST"),

                            TWO INTERNATIONAL PLACE,
                             BOSTON, MA 02110-4103
                                 (800) 728-3337

                           --------------------------

BY AND IN EXCHANGE FOR THE S CLASS OF SHARES OF BENEFICIAL INTEREST OF AARP GNMA
      AND U.S. TREASURY FUND (THE "ACQUIRING FUND"), A SEPARATE SERIES OF
                   AARP INCOME TRUST (THE "ACQUIRING TRUST")
                            TWO INTERNATIONAL PLACE,
                             BOSTON, MA 02110-4103
                                 (800) 253-2277

                         -----------------------------

INTRODUCTION

    This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Fund in connection with three proposals (each a "Proposal," collectively, the "Proposals"). Proposal 1 describes the election of Trustees, and Proposal 3 proposes the ratification of the selection of the Acquired Fund's accountants.

    In Proposal 2, shareholders are asked to approve a proposed reorganization in which all or substantially all of the assets of the Acquired Fund would be acquired by the Acquiring Fund, in exchange for shares of beneficial interest of the S Class of the Acquiring Fund ("S Class Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, as described more fully below (the "Reorganization"). Shares of the Acquiring Fund thereby received would then be distributed to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund would receive that number of S
Class Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Acquired Fund held as of the close of business on the business day preceding the closing of the Reorganization (the

                           --------------------------

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

"Valuation Date"). It is anticipated that, effective upon the closing of the Reorganization (the "Closing"), the name of the Acquiring Fund will be changed to Scudder GNMA Fund and the name of the Acquiring Trust will be changed to Scudder Income Trust. Shareholders of the Acquired Fund will vote on an Agreement and Plan of Reorganization (the "Plan") pursuant to which the Reorganization would be consummated. A copy of the Plan is attached hereto as Exhibit A. The Closing is contingent upon shareholder approval of the Plan. The Reorganization is expected to occur on or about July 17, 2000.

    Proposals 1 and 2 relate to a restructuring program proposed by Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Investment Manager"), and described in more detail below.

    In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Acquired Fund whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement/Prospectus as being taken by either the Acquired Fund or the Acquiring Fund (each a "Fund" and collectively the "Funds"), although all actions are actually taken either by the Acquired Trust or the Acquiring Trust (together with the Acquired Trust, the "Trusts"), on behalf of the Acquiring Fund.

    This Proxy Statement/Prospectus sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing and should be retained for future reference. For a more detailed discussion of the investment objective, policies, restrictions and risks of the Acquiring Fund, see the Acquiring Fund's prospectus, dated February 1, 2000, as supplemented from time to time, which is included herewith and incorporated herein by reference. For a more detailed discussion of the investment objective, policies, restrictions and risks of the Acquired Fund, see the Acquired Fund's prospectus, dated April 12, 2000, as supplemented from time to time, which is incorporated herein by reference and a copy of which may be obtained upon request and without charge by calling or writing the Acquired Fund at the telephone number or address set forth on the preceding page.

    The Acquiring Fund's statement of additional information, dated February 1, 2000, as supplemented from time to time, is incorporated herein by reference and may be obtained upon request and without charge by calling or writing the Acquiring Fund at the telephone number or address set forth on the preceding page. A Statement of Additional Information dated April 18, 2000, containing additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/ Prospectus. A copy of the Statement of Additional Information relating to the

Reorganization is available upon request and without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. Shareholder inquiries regarding the Acquired Fund may be made by calling (800) 728-3337. Shareholder inquiries regarding the Acquiring Fund may be made by calling (800) 253-2277. The information contained herein concerning the Acquired Fund has been provided by, and is included herein in reliance upon, the Acquired Fund. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund. The S Class Shares will be a newly-established class of shares of the Acquiring Fund. It is anticipated that existing Acquiring Fund shares will be redesignated as AARP Class shares. (Please see "Description of the Securities to be Issued" below.)

    The Acquiring Fund is a diversified series of shares of beneficial interest of the Acquiring Trust. The Acquiring Trust is a diversified, open-end management investment company organized as a Massachusetts business trust. The Acquired Fund is also a diversified, open-end management investment company organized as a Massachusetts business trust.

    The Board of Trustees (except as otherwise noted, "Trustees" refers to the Trustees of the Acquired Trust and "Board" refers to the Board of Trustees of the Acquired Trust) is soliciting proxies from the shareholders of the Acquired Fund, on behalf of the Acquired Fund, for the Special Meeting of Shareholders to be held on July 13, 2000, at Scudder Kemper's offices, 13(th) Floor, Two International Place, Boston, MA 02110-4103, at 3:00 p.m. (Eastern time), or at such later time made necessary by adjournment (the "Meeting"). This Proxy Statement/ Prospectus, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about April 18, 2000 or as soon as practicable thereafter.

    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NOMINEES LISTED IN PROPOSAL 1, AND FOR PROPOSALS 2 AND 3.

             PROPOSAL 1: ELECTION OF TRUSTEES OF THE ACQUIRED TRUST

    At the Meeting, shareholders will be asked to elect nine individuals to constitute the Board of Trustees of the Acquired Trust. These individuals were nominated after a careful and deliberate selection process by the present Board of Trustees of the Acquired Trust. The nominees for election, who are listed below, include seven persons who currently serve as Independent Trustees (as defined below) of the Acquired Trust or the Acquiring Trust or as independent trustees or directors of other no-load funds advised by Scudder Kemper and who have no affiliation with Scudder Kemper or the American Association of Retired Persons ("AARP"). The nominees listed below are also being nominated for election as Trustees of the Acquiring Trust and as trustees or directors of all of the other AARP Funds (as defined below) and open-end, directly-distributed, no-load Scudder Funds.

    Currently, five different boards of trustees or directors are responsible for overseeing different groups of no-load funds advised by Scudder Kemper. As part of a broader restructuring effort described below under Proposal 2, Scudder Kemper has recommended, and the Board of Trustees has agreed, that shareholder interests can more effectively be represented by a single board with responsibility for overseeing substantially all of the Scudder no-load funds. Creation of a single, consolidated board should also provide certain administrative efficiencies and potential future cost savings for both the Funds and Scudder Kemper.

    Election of each of the listed nominees for Trustee on the Board of the Acquired Trust requires the affirmative vote of a plurality of the votes cast at the Meeting, in person or by proxy. The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of the Acquired Trust until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Acquired Trust. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend. The following paragraphs and table set forth information concerning the nominees and the Trustees not standing for re-election. Each nominee's or Trustee's age is in parentheses after his or her name. Unless otherwise noted,
(i) each of the nominees and Trustees has engaged in the principal occupation(s) noted in the following paragraphs and table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each nominee is c/o Scudder Kemper Investments, Inc., Two International Place, Boston, MA 02110-4103.

NOMINEES FOR ELECTION AS TRUSTEES:

HENRY P. BECTON, JR. (56)

Henry P. Becton, Jr. is president of the WGBH Educational Foundation, producer and distributor of public broadcasting programming and educational and interactive software. He graduated from Yale University in 1965, where he was elected to Phi Beta Kappa. He received his J.D. degree CUM LAUDE from

Harvard Law School in 1968. Mr. Becton is a member of the PBS Board of Directors, a Trustee of American Public Television, the New England Aquarium, the Boston Museum of Science, Concord Academy, and the Massachusetts Corporation for Educational Telecommunications, an Overseer of the Boston Museum of Fine Arts, and a member of the Board of Governors of the Banff International Television Festival Foundation. He is also a Director of Becton Dickinson and Company and A.H. Belo Company, a Trustee of the Committee for Economic Development, and a member of the Board of Visitors of the Dimock Community Health Center, the Dean's Council of Harvard University's Graduate School of Education, and the Massachusetts Bar. Mr. Becton is a Trustee of the Acquired Trust and has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1990.

LINDA C. COUGHLIN (48)*

Linda C. Coughlin, a Managing Director of Scudder Kemper, is head of Scudder Kemper's U.S. Retail Mutual Funds Business. Ms. Coughlin joined Scudder Kemper in 1986 and was a member of the firm's Board of Directors. She currently oversees the marketing, service and operations of Scudder Kemper retail businesses in the United States, which include the Scudder, Kemper, AARP, and closed-end fund families, and the direct and intermediary channels. She also serves as Chairperson of the AARP Investment Program from Scudder and as a Trustee of the Program's mutual funds. Ms. Coughlin is also a member of the Mutual Funds Management Group. Previously, she served as a regional Marketing Director in the retail banking division of Citibank and at the American Express Company as Director of Consumer Marketing for the mutual fund group.
Ms. Coughlin received a B.A. degree in economics SUMMA CUM LAUDE from Fordham University. Ms. Coughlin is a Trustee of the Acquired Trust and has served on the boards of various funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1996.

DAWN-MARIE DRISCOLL (53)

Dawn-Marie Driscoll is an Executive Fellow and Advisory Board member of the Center for Business Ethics at Bentley College, one of the nation's leading institutes devoted to the study and practice of business ethics. Ms. Driscoll is also president of Driscoll Associates, a consulting firm. She is a member of the Board of Governors of the Investment Company Institute and serves as Chairman of the Directors Services Committee. Ms. Driscoll was recently named 1999 "Fund Trustee of the Year" by Fund Directions, a publication of Institutional Investor, Inc. She has been a director, trustee and overseer of many civic and business institutions, including The Massachusetts Bay United Way and Regis College. Ms. Driscoll was formerly a law partner at Palmer & Dodge in Boston and served for over a decade as Vice President of Corporate Affairs and General Counsel of Filene's, the Boston-based department store chain. Ms. Driscoll received a B.A. from Regis College, a J.D. from Suffolk University Law School, a D.H.L. (honorary) from Suffolk University and a D.C.S. (honorary) from Bentley College Graduate School of Business. Ms. Driscoll is a Trustee of the Acquired Trust and has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1987.

EDGAR R. FIEDLER (70)

Edgar R. Fiedler is Senior Fellow and Economic Counsellor at The Conference Board. He served as the Board's Vice President, Economic Research from 1975 to 1986 and as Vice President and Economic Counsellor from 1986 to 1996.
Mr. Fiedler's business experience includes positions at Eastman Kodak in Rochester (1956-59), Doubleday and Company in New York City (1959-60), and Bankers Trust Company in New York City (1960-69). He also served as Assistant Secretary of the Treasury for Economic Policy from 1971 to 1975. Mr. Fiedler graduated from the University of Wisconsin in 1951. He received his M.B.A. from the University of Michigan and his doctorate from New York University. During the 1980's, Mr. Fiedler was an Adjunct Professor of Economics at the Columbia University Graduate School of Business. From 1990 to 1991, he was the Stephen Edward Scarff Distinguished Professor at Lawrence University in Wisconsin.
Mr. Fiedler is a Director of The Stanley Works, Harris Insight Funds, Brazil Fund, and PEG Capital Management, Inc. He has served as a board member of various mutual funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1984.

KEITH R. FOX (46)

Keith R. Fox is the managing partner of the Exeter Group of Funds, a series of private equity funds with offices in New York and Boston, which he founded in 1986. The Exeter Group invests in a wide range of private equity situations, including venture capital, expansion financings, recapitalizations and management buyouts. Prior to forming Exeter, Mr. Fox was a director and vice president of BT Capital Corporation, a subsidiary of Bankers Trust New York Corporation organized as a small business investment company and based in New York City. Mr. Fox graduated from Oxford University in 1976, and in 1981 received an M.B.A. degree from the Harvard Business School. Mr. Fox is also a qualified accountant. He is a board member and former Chairman of the National Association of Small Business Investment Companies, and a director of Golden State Vintners, K-Communications, Progressive Holding Corporation and Facts On File, as well as a former director of over twenty companies. Mr. Fox has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1996.

JOAN EDELMAN SPERO (55)

Joan E. Spero is the president of the Doris Duke Charitable Foundation, a position to which she was named in January 1997. From 1993 to 1997, Ms. Spero served as Undersecretary of State for Economic, Business and Agricultural Affairs under President Clinton. From 1981 to 1993, she was an executive at the American Express Company, where her last position was executive vice president for Corporate Affairs and Communications. Ms. Spero served as U.N. Ambassador to the United Nations Economic and Social Council under President Carter from 1980 to 1981. She was an assistant professor at Columbia University from 1973 to 1979. She graduated Phi Beta Kappa from the University of Wisconsin and holds a master's degree in international affairs and a doctorate in political science from Columbia University. Ms. Spero is a member of the Council on Foreign Relations and the Council of American Ambassadors. She also serves as a trustee of the Wisconsin Alumni Research Foundation, The Brookings Institution and Columbia University and is a Director of First Data Corporation. Ms. Spero has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1998.

JEAN GLEASON STROMBERG (56)

Ms. Stromberg acts as a consultant on regulatory matters. From 1996 to 1997, Ms. Stromberg represented the U.S. General Accounting Office before Congress and elsewhere on issues involving banking, securities, securities markets, and government-sponsored enterprises. Prior to that, Ms. Stromberg was a corporate and securities law partner at the Washington, D.C. law office of Fulbright and Jaworski, a national law firm. She served as Associate Director of the SEC's Division of Investment Management from 1977 to 1979 and prior to that was Special Counsel for the Division of Corporation Finance from 1972 to 1977.
Ms. Stromberg graduated Phi Beta Kappa from Wellesley College and received her law degree from Harvard Law School. From 1988 to 1991 and 1993 to 1996, she was a Trustee of the American Bar Retirement Association, the funding vehicle for American Bar Association-sponsored retirement plans. Ms. Stromberg serves on the Wellesley College Business Leadership Council and the Council for Mutual Fund Director Education at Northwestern University Law School and was a panelist at the SEC's Investment Company Director's Roundtable. Ms. Stromberg has served as a board member of the AARP Investment Program Funds since 1997.

JEAN C. TEMPEL (56)

Jean C. Tempel is a venture partner for Internet Capital Group, a strategic network of Internet partnership companies whose principal offices are in Wayne, Pennsylvania. Ms. Tempel concentrates on investment opportunities in the Boston area. She spent 25 years in technology/operations executive management at various New England banks, building custody operations and real time financial/ securities processing systems, most recently as Chief Operations Officer at The Boston Company. From 1991 until 1993 she was president/COO of Safeguard Scientifics, a Pennsylvania technology venture company. In that role she was a founding investor, director and vice chairman of Cambridge Technology Partners. She is a director of XLVision, Inc., Marathon Technologies, Inc., Aberdeen Group and Sonesta Hotels International, and is a Trustee of Northeastern University, Connecticut College, and The Commonwealth Institute. She received a B.A. from Connecticut College, an M.S. from Rensselaer Polytechnic Institute of New York, and attended Harvard Business School's Advanced Management Program. Ms. Tempel is a Trustee of the Acquired Trust and has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1994.

STEVEN ZALEZNICK (45)*

Steven Zaleznick is President and CEO of AARP Services, Inc., a wholly-owned and independently-operated subsidiary of AARP which manages a range of products and services offered to AARP members, provides marketing services to AARP and its member service providers and establishes an electronic commerce presence for AARP members. Mr. Zaleznick previously served as AARP's general counsel for nine years. He was responsible for the legal affairs of AARP, which included tax and legal matters affecting non-profit organizations, contract negotiations, publication review and public policy litigation. In 1979, he joined AARP as a legislation representative responsible for issues involving taxes, pensions, age discrimination, and other national issues affecting older Americans.
Mr. Zaleznick is President of the Board of Cradle of Hope Adoption Center in Washington, D.C. He is a former treasurer and currently a board member of the National Senior Citizens Law Center. Mr. Zaleznick received his B.A. in economics from Brown University. He received his J.D. degree from Georgetown University Law Center and is a member of the District of Columbia Bar Association.

TRUSTEES NOT STANDING FOR RE-ELECTION:

                                 PRESENT OFFICE WITH THE ACQUIRED TRUST;
                                   PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME (AGE)                                  AND DIRECTORSHIPS
----------                      -----------------------------------------
Peter B. Freeman (67).........  Trustee; Corporate Director and Trustee.
                                Mr. Freeman serves on the boards of
                                various other trusts or corporations
                                whose funds are advised by Scudder
                                Kemper.

George M. Lovejoy, Jr. (70)...  Trustee; President and Director, Fifty
                                Associates (real estate corporation).
                                Mr. Lovejoy serves on the boards of
                                various other trusts or corporations
                                whose funds are advised by Scudder
                                Kemper.

Wesley W. Marple, Jr. (68)....  Trustee; Professor of Business
                                Administration, Northeastern University,
                                College of Business Administration.
                                Mr. Marple serves on the boards of
                                various other trusts or corporations
                                whose funds are advised by Scudder
                                Kemper.

Kathryn L. Quirk (47)*........  Trustee, Vice President and Assistant
                                Secretary; Managing Director of Scudder
                                Kemper. Ms. Quirk serves on the boards of
                                various other trusts or corporations
                                whose funds are advised by Scudder
                                Kemper.

------------------------

* Nominee or Trustee considered by the Acquired Trust and its counsel to be an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Acquired Trust, the Investment Manager or AARP because of his or her employment by the Investment Manager or AARP, and, in some cases, holding offices with the Acquired Trust.

    Appendix 1 hereto sets forth the number of shares of the Acquired Trust owned directly or beneficially by the Trustees of the Acquired Trust and by the nominees for election

RESPONSIBILITIES OF THE BOARD -- BOARD AND COMMITTEE MEETINGS

    A fund's board is responsible for the general oversight of fund business. The board that is proposed for shareholder voting at this Meeting is comprised of two individuals who are considered "interested" Trustees, and seven individuals who have no affiliation with Scudder Kemper or AARP and who are called "independent" Trustees (the "Independent Trustees"). The SEC has recently proposed a rule that would require a majority of the board members of a fund to be "independent" if the fund were to take advantage of certain exemptive rules under the 1940 Act. On the proposed Board of Trustees, if approved by shareholders, nearly 78% will be Independent Trustees. The Independent Trustees have been nominated solely by the current Independent Trustees of the Acquired Trust, a practice also favored by the SEC. The Independent Trustees have primary responsibility for assuring that the Acquired Fund is managed in the best interests of its shareholders.

    The Trustees meet several times during the year to review the investment performance of the Acquired Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 1999, the Trustees conducted over 20 meetings to deal with fund issues (including committee and subcommittee meetings and special meetings of the Independent Trustees). Furthermore, the Independent Trustees review the fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted several policies and practices which help ensure their effectiveness and independence in reviewing fees and representing shareholders. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the funds' independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholder servicing issues.

    The Board of the Acquired Trust has an Audit Committee and a Committee on Independent Trustees, the responsibilities of which are described below. In addition, the Acquired Trust has an Executive Committee and a Valuation Committee.

AUDIT COMMITTEE

    The Audit Committee reviews with management and the independent public accountants for the Acquired Fund, among other things, the scope of the audit and the internal controls of the Acquired Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Acquired

Fund to the Board, reviews the independence of such firm and, in general, considers and reports to the Board on matters regarding the accounting and financial reporting practices of the Acquired Fund.

    As suggested by the Advisory Group Report, the Acquired Trust's Audit Committee is comprised of only Independent Trustees (all of whom serve on the committee), meets privately with the independent accountants of the Acquired Fund, will receive annual representations from the accountants as to their independence, and has a written charter that delineates the committee's duties and powers.

COMMITTEE ON INDEPENDENT TRUSTEES

    The Board of Trustees of the Acquired Trust has a Committee on Independent Trustees, comprised of all of the Independent Trustees, charged with the duty of making all nominations of Independent Trustees, establishing Trustees' compensation policies, retirement policies and fund ownership policies, reviewing Trustees' affiliations and relationships annually, and periodically assessing and reviewing evaluations of the Board of Trustees' effectiveness.

ATTENDANCE

    As noted above, the Trustees conducted over 20 meetings in calendar year 1999 to deal with fund matters, including various committee and subcommittee meetings and special meetings of the Independent Trustees. The full Board of Trustees of the Acquired Trust met eleven times, the Audit Committee met two times and the Committee on Independent Trustees met one time during calendar year 1999. Each then current Trustee attended 100% of the total meetings of the full Board of Trustees held during calendar year 1999. In addition, each Independent Trustee attended 100% of the total meetings of the Audit Committee and the Committee on Independent Trustees held during that period.

OFFICERS

    The following persons are officers of the Acquired Trust:

                              PRESENT OFFICE WITH THE ACQUIRED
                               TRUST; PRINCIPAL OCCUPATION OR   YEAR FIRST BECAME
NAME (AGE)                             EMPLOYMENT(1)              AN OFFICER(2)
----------                    --------------------------------  -----------------
Linda C. Coughlin (48)......  Trustee, President; Managing
                              Director of Scudder Kemper               2000

Kathryn L. Quirk (47).......  Trustee, Vice President and
                              Assistant Secretary; Managing
                              Director of Scudder Kemper               1997

Richard L. Vandenberg (50)..  Vice President; Managing
                              Director of Scudder Kemper               1998

Ann M. McCreary (43)........  Vice President; Managing
                              Director of Scudder Kemper               1998

John Millette (37)..........  Vice President and Secretary;
                              Vice President of Scudder Kemper         1999

John R. Hebble (41).........  Treasurer; Senior Vice President
                              of Scudder Kemper                        1998

Caroline Pearson (38).......  Assistant Secretary; Senior Vice
                              President of Scudder Kemper;
                              Associate, Dechert Price &
                              Rhoads (law firm) 1989 to 1997           1997

------------------------

(1) Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other officers hold offices in accordance with the By-laws of the Acquired Trust.

COMPENSATION OF TRUSTEES AND OFFICERS

    The Acquired Trust pays each Independent Trustee a Trustee's fee plus specified amounts for Board and committee meetings attended and reimburses expenses related to the business of the Acquired Trust. Each Independent Trustee receives an annual Trustee's fee of $2,400 if the Acquired Fund's total net assets do not exceed $100 million, $4,800 if the Acquired Fund's total net assets exceed $100 million but do not exceed $1 billion and $7,200 if the Acquired Fund's total net assets exceed $1 billion. The lead Trustee receives an additional annual retainer fee of $500. Each Independent Trustee also receives fees of $150 for attending each Board meeting, Audit Committee meeting or other meeting held for the purpose of considering arrangements between the Acquired Trust and Scudder Kemper, or any of its affiliates. Each Independent Trustee also receives $75 for all other committee meetings attended. The newly-constituted Board may determine to change its compensation structure.

    The Independent Trustees of the Acquired Trust are not entitled to benefits under any pension or retirement plan. A one-time benefit will be provided to those Independent Trustees who have volunteered to leave the Board prior to their normal retirement date in order to facilitate the nomination of a consolidated board. Inasmuch as Scudder Kemper will also benefit from the administrative efficiencies of a consolidated board, Scudder Kemper has agreed to pay one-half of the cost of this benefit. The remaining portion, ranging from $6,405 to $12,811 per Trustee, will be paid by the Acquired Trust.

    Scudder Kemper supervises the Acquired Trust's investments, pays the compensation and certain expenses of its personnel who serve as Trustees and officers of the Acquired Trust and receives a management fee for its services. Several of the Acquired Trust's officers and Trustees are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm, although the Acquired Trust makes no direct payments to them other than for reimbursement of travel expenses in connection with their attendance at certain Board and committee meetings.

    The following Compensation Table provides in tabular form the following data:

    COLUMN (1) All Trustees who receive compensation from the Acquired
Trust.

    COLUMN (2) Aggregate compensation received by each Trustee of the Acquired Trust during calendar year 1999.

    COLUMN (3) Total compensation received by each Trustee from funds managed by Scudder Kemper (collectively, the "Fund Complex") during calendar year 1999.

                               COMPENSATION TABLE

                                                   AGGREGATE        TOTAL COMPENSATION
                                                  COMPENSATION       FROM FUND COMPLEX
TRUSTEE                                        (NUMBER OF SERIES)     PAID TO TRUSTEE
-------                                        ------------------  ---------------------
Henry P. Becton Jr...........................  $6,440 (1 series)    $140,000 (30 funds)

Dawn-Marie Driscoll..........................  $6,857 (1 series)    $150,000 (30 funds)

Peter B. Freeman.............................  $6,526 (1 series)    $179,783 (46 funds)

George M. Lovejoy, Jr........................  $6,491 (1 series)    $153,200 (31 funds)

Wesley W. Marple, Jr.........................  $6,491 (1 series)    $140,000 (30 funds)

Jean C. Tempel...............................  $6,491 (1 series)    $140,000 (30 funds)

   THE BOARD OF TRUSTEES OF SCUDDER GNMA FUND UNANIMOUSLY RECOMMENDS THAT THE
            SHAREHOLDERS OF SCUDDER GNMA FUND VOTE FOR EACH NOMINEE.

         PROPOSAL 2:  APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                  I.  SYNOPSIS

    The following is a summary of certain information contained in this Proxy Statement/Prospectus relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the prospectuses and statements of additional information of the Funds, and the Plan. Shareholders should read this entire Proxy Statement/ Prospectus carefully.

INTRODUCTION

    The Board of the Acquired Trust, including all of the Independent Trustees, approved the Plan at a meeting held on February 7, 2000. Subject to its approval by the shareholders of the Acquired Fund, the Plan provides for (a) the transfer of all or substantially all of the assets and all of the liabilities of the Acquired Fund to the Acquiring Fund, in exchange for S Class Shares; and
(b) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the S Class Shares and will hold, immediately after the Reorganization, S Class Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Acquired Fund on the Valuation Date.

    Scudder Kemper is the investment manager of both Funds. If the Reorganization is completed, the Acquired Fund's shareholders will continue to enjoy all of the same shareholder privileges as they currently enjoy, such as the ability to buy, exchange and sell shares without paying a sales commission, access to professional service representatives, and automatic dividend reinvestment. See "Purchase, Redemption and Exchange Information" below.

BACKGROUND OF THE REORGANIZATION

    The Reorganization is part of a broader restructuring program proposed by Scudder Kemper to respond to changing industry conditions and investor needs. The mutual fund industry has grown dramatically over the last ten years. During this period of rapid growth, investment managers have expanded the range of fund offerings that they make available to investors in an effort to meet the growing and changing needs and desires of an increasingly large and dynamic group of investors. With this expansion has come increased complexity and competition among mutual funds, as well as increased confusion among investors. The group of no-load funds advised by Scudder Kemper has followed this pattern, increasing from 44 no-load funds in 1990 to 77 no-load funds at present.

    As a result, Scudder Kemper has sought ways to restructure and streamline the management and operations of the funds it advises. Scudder Kemper believes, and has advised the boards, that the consolidation of certain funds advised by it would benefit fund shareholders. Scudder Kemper has, therefore, proposed the consolidation of a number of no-load funds advised by it that Scudder Kemper believes have similar or compatible investment objectives and policies. In many cases, the proposed consolidations are designed to eliminate the substantial overlap in current offerings by the Scudder Funds and the funds offered through the AARP Investment Program (the "AARP Funds"), all of which are advised by Scudder Kemper. Consolidation plans are proposed for other funds that have not gathered enough assets to operate efficiently and, in turn, have relatively high expense ratios. Scudder Kemper believes that these consolidations may help to enhance investment performance of funds and increase efficiency of operations. The Reorganization is also expected to result in lower operating expenses for Acquired Fund shareholders, as described in "Comparison of Expenses" below.

    There are currently five different boards for the no-load funds advised by Scudder Kemper. Scudder Kemper believes, and has proposed to the boards, that creating a single board responsible for the AARP Funds and for the open-end, directly-distributed, no-load Scudder Funds would increase efficiency and benefit fund shareholders. (See Proposal 1 above.)

    As part of this restructuring effort, Scudder Kemper has also proposed the adoption of an administrative fee for most of the no-load funds advised by

Scudder Kemper. Under this fee structure, in exchange for payment by a fund of an administrative fee, Scudder Kemper would agree to provide or pay for substantially all services that the fund normally requires for its operations, other than those provided under the fund's investment management agreement and certain other expenses. Such an administrative fee would enable investors to determine with greater certainty the expense level that a fund will experience, and, for the term of the administrative agreement, would transfer substantially all of the risk of increased costs to Scudder Kemper. Scudder Kemper has proposed that the Acquiring Fund implement such an administrative fee upon the Closing, as described in "Administrative Fee" below.

    The fund consolidations, the adoption of an administrative fee and the creation of a single board are expected to have a positive impact on Scudder Kemper, as well. These changes are likely to result in reduced costs (and the potential for increased profitability) for Scudder Kemper in advising or servicing funds.

REASONS FOR THE PROPOSED REORGANIZATION; BOARD APPROVAL

    Since receiving Scudder Kemper's proposals on October 5, 1999, the Independent Trustees have conducted a thorough review of all aspects of the proposed restructuring program. They have been assisted in this regard by their independent counsel and by independent consultants with special expertise in financial and mutual fund industry matters. In the course of discussions with representatives of Scudder Kemper, the Independent Trustees have requested, and Scudder Kemper has accepted, numerous changes designed to protect and enhance the interests of shareholders. See "The Proposed Transaction -- Board Approval of the Proposed Transaction" below.

    The Trustees believe that the Reorganization may provide shareholders of the Acquired Fund with the following benefits:

    - LOWER EXPENSES. If the Reorganization is approved, Acquired Fund shareholders will benefit from lower total Fund operating expenses. Please refer to "Comparison of Expenses" below.

    - GREATER PREDICTABILITY OF EXPENSES. On or prior to the Closing, the Acquiring Fund and Scudder Kemper will enter into an administrative services agreement pursuant to which Scudder Kemper will provide or pay others to provide substantially all of the administrative services required by the Acquiring Fund, and will pay most Acquiring Fund expenses, in return for payment by the Acquiring Fund of a single administrative fee rate. This agreement, which has an initial three year term, will protect the Acquiring Fund's shareholders from increases in the Acquiring Fund's expense ratio attributed to any increases in the costs of providing these services.

    - SIMILAR INVESTMENT OBJECTIVES AND POLICIES. The combined fund will continue to seek high current income through investment in GNMA securities and U.S. Treasuries. The Funds are currently managed by the same portfolio management teams and have nearly identical investments.

    - INVESTMENT IN A LARGER FUND. Scudder Kemper has advised the Trustees that the Acquired Fund's shareholders will benefit from an investment in a larger fund which will likely have the ability to effect portfolio transactions on more favorable terms and provide Scudder Kemper with greater investment flexibility and the ability to select a larger number of portfolio securities for the combined fund, with the attendant ability to spread investment risks among a larger number of portfolio securities.

    - TAX-FREE REORGANIZATION. It is a condition of the Reorganization that each Fund receive an opinion of tax counsel that the transaction would be a TAX-FREE transaction.

    For these reasons, as more fully described below under "The Proposed Transaction -- Board Approval of the Proposed Transaction," the Trustees of the Acquired Trust, including the Independent Trustees, have concluded that:

    - the Reorganization is in the best interests of the Acquired Fund and its shareholders; and

    - the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

    ACCORDINGLY, THE TRUSTEES UNANIMOUSLY RECOMMEND APPROVAL OF THE PLAN EFFECTING THE REORGANIZATION. If the Plan is not approved, the Acquired Fund will continue in existence unless other action is taken by the Trustees.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS OF THE FUNDS

    The investment objectives, policies and restrictions of the Acquired Fund and the Acquiring Fund (and, consequently, the risks of investing in either
Fund) are similar. Some differences do exist. The investment objective of the Acquiring Fund is to produce a high level of income while actively seeking to reduce downside risk as compared with other GNMA mutual funds. The investment objective of the Acquired Fund is to provide high income. There can be no assurance that either Fund will achieve its investment objective.

    Both Funds have the same portfolio management teams and are managed in a substantially similar manner, except that the Acquiring Fund seeks to reduce its downside risk by reducing its average duration (a measure of sensitivity to interest rate movements) to as short as one year. The Investment Manager may adjust the Acquired Fund's duration depending on its outlook for interest rates. Each Fund, however, may invest in securities of varying maturities.

    The Acquired Fund normally invests at least 65% of its total assets (and typically more than that) in mortgage-backed securities issued or guaranteed by the Government National Mortgage Association (GNMA). The Acquiring Fund invests at least 65% of its net assets in high quality GNMAs and U.S. Treasury securities. It is anticipated that, effective upon the Closing, the Acquiring Fund will change its investment policy to invest at least 65% of its net assets in GNMAs.

    The Acquiring Fund may make only limited use (in terms of type of transaction and amount) of derivatives, futures and options. The Acquired Fund, while limited to 5% of assets committed to such transactions entered into for non-hedging purposes, may make more use (in terms of type of transaction and amount) of such transactions. Following the Reorganization, the Acquiring Fund will be able to engage in derivatives, futures and options to the same extent (in terms of type of transaction and amount) as is currently the case for the Acquired Fund.

    The Acquiring Fund does not invest in securities issued by tobacco-producing companies and has a stated goal of educating shareholders on investment topics affecting their lives. The Acquiring Fund will not have the stated education goal following the Reorganization.

    The Acquiring Fund's investment restrictions are identical to the Acquired Fund's investment restrictions, as such restrictions are set forth under "Investment Restrictions" in each Fund's statement of additional information. Investment restrictions of each Fund that are fundamental policies may not be changed without the approval of Fund shareholders. Investors should refer to the respective statements of additional information of the Acquiring Fund and the Acquired Fund for a fuller description of each Fund's investment policies and restrictions.

PORTFOLIO TURNOVER

    The portfolio turnover rate for the Acquiring Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended

September 30, 1999 (i.e., prior to the creation of S Class Shares) was 245%. The portfolio turnover rate for the Acquired Fund for the fiscal year ended
January 31, 2000 was 358%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.

PERFORMANCE

    The following table shows how each Fund's returns over different periods average out. For context, the table also includes a broad-based market index (which, unlike the Funds, does not have any fees or expenses). The performances of both Funds and the index vary over time. All figures assume reinvestment of dividends and distributions.

                          AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDING DECEMBER 31, 1999

                          ACQUIRING FUND*   ACQUIRED FUND   BENCHMARK INDEX**
                          ---------------   -------------   -----------------
Past year...............       0.59%            0.13%             1.93%
Past 5 years............       6.45%            7.10%             8.08%
Past 10 years...........       6.65%            6.97%             7.87%

------------------------

* S Class Shares were not offered during the periods covered. Performance shown is for shares of the Acquiring Fund existing during the periods covered.

** Each Fund's benchmark index is the Lehman Brothers GNMA Index, an unmanaged, market-value weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns are calculated monthly.

    There may be differences in the Funds' yields. For information regarding each Fund's current 30-day yield, please call (800) 253-2277 with respect to the Acquiring Fund and (800) 728-3337 with respect to the Acquired Fund.

    For management's discussion of the Acquiring Fund's performance for the fiscal year ended September 30, 1999 (prior to the creation of S Class Shares), see Exhibit B attached hereto.

INVESTMENT MANAGER; FEES AND EXPENSES

    Each Fund retains the investment management firm of Scudder Kemper, pursuant to separate contracts, to manage its daily investment and business affairs, subject to the policies established by the Fund's Trustees. Shareholders pay no direct charges or fees for investment management or other services. Scudder Kemper is a Delaware corporation located at Two International Place, Boston, Massachusetts 02110-4103.

    The Investment Manager receives a fee for its services pursuant to its investment management agreement with the Acquiring Fund. The investment management agreement provides that the fee payable by the Acquiring Fund is calculated using a formula based in part on the combined net assets of all AARP Funds, except for the two series of AARP Managed Investment Portfolios Trust. The Acquiring Fund currently pays the Investment Manager a fee at an annual rate of 0.40% of average daily net assets. As of September 30, 1999, the Acquiring Fund had total net assets of $4,216,062,269. For the fiscal year ended
September 30, 1999, the Acquiring Fund paid the Investment Manager a fee of 0.40% of average daily net assets. There is currently an arrangement between Scudder Kemper and AARP Financial Services Corporation ("AFSC") pursuant to which Scudder Kemper currently pays AFSC a monthly fee based on the net assets of AARP Funds.

    It is being proposed to current shareholders of the Acquiring Fund that they approve a new investment management agreement for the Acquiring Fund. The proposed new investment management agreement will replace the current formula-based fee structure with a fee rate of 0.40% of the first $5 billion of average daily net assets, 0.385% of the next $1 billion, and 0.370% of average daily net assets in excess of $6 billion. Each of the effectiveness of the new investment management agreement for the Acquiring Fund and the Closing is contingent upon the other. As stated below, it is anticipated that the total expense ratio of the Acquiring Fund following the Reorganization will be lower than the Acquired Fund's current total expense ratio.

    The Investment Manager receives a fee for its services pursuant to its investment management agreement with the Acquired Fund. For these services, the Acquired Fund pays the Investment Manager a fee at an annual rate of 0.65% of the first $200 million of average daily net assets, 0.60% of the next $300 million, and 0.55% of average daily net assets in excess of $500 million. As of January 31, 2000, the Acquired Fund had total net assets of $313,129,764. For the fiscal year ended January 31, 2000, the Acquired Fund paid the Investment Manager a fee of 0.63% of average daily net assets.

ADMINISTRATIVE FEE

    On or prior to the Closing, the Acquiring Fund will have entered into an administrative services agreement with Scudder Kemper (the "Administration Agreement"), pursuant to which Scudder Kemper will provide or pay others to provide substantially all of the administrative services required by the Acquiring

Fund (other than those provided by Scudder Kemper under its investment management agreement with the Fund, as described above) in exchange for the payment by the Acquiring Fund of an administrative services fee (the "Administrative Fee") of 0.30% of average daily net assets. One effect of this arrangement is to make the Acquiring Fund's future expense ratio more predictable. The details of this arrangement (including expenses that are not covered) are set out below.

    Various third-party service providers (the "Service Providers"), some of which are affiliated with Scudder Kemper, provide certain services to the Acquiring Fund pursuant to separate agreements with the Fund, subject to oversight and approval by the Acquiring Trust's trustees. Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper, computes net asset value for the Acquiring Fund and maintains its accounting records. Scudder Service Corporation, also a subsidiary of Scudder Kemper, is the transfer, shareholder servicing and dividend-paying agent for the shares of the Acquiring Fund. Scudder Trust Company, an affiliate of Scudder Kemper, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. As custodian, State Street Bank and Trust Company holds the portfolio securities of the Acquiring Fund, pursuant to a custodian agreement. PricewaterhouseCoopers LLP audits the financial statements of the Acquiring Fund and provides other audit, tax, and related services. Dechert Price & Rhoads acts as general counsel for the Acquiring Fund. In addition to the fees it pays under its current investment management agreement with Scudder Kemper, the Acquiring Fund pays the fees and expenses associated with these service arrangements, as well as the Acquiring Fund's insurance, registration, printing, postage and other costs.

    Once the Administration Agreement becomes effective, each Service Provider will continue to provide the services that it currently provides to the Acquiring Fund, as described above, under the current arrangements, except that Scudder Kemper will pay these entities for the provision of their services to the Acquiring Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. In return, the Acquiring Fund will pay Scudder Kemper the Administrative Fee.

    The proposed Administration Agreement will have an initial term of three years, subject to earlier termination by the Acquiring Trust's trustees. The fee payable by the Acquiring Fund to Scudder Kemper pursuant to the Administration Agreement would be reduced by the amount of any credit received from the Acquiring Fund's custodian for cash balances.

    Certain expenses of the Acquiring Fund would not be borne by Scudder Kemper under the Administration Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). In addition, the Acquiring Fund would continue to pay the fees required by its investment management agreement with Scudder Kemper.

COMPARISON OF EXPENSES

    The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the S Class Shares, and comparing these with the expenses of the Acquired Fund. AS INDICATED BELOW, IT IS EXPECTED THAT THE TOTAL EXPENSE RATIO OF THE ACQUIRING FUND FOLLOWING THE REORGANIZATION WILL BE SUBSTANTIALLY LOWER THAN THE CURRENT EXPENSE RATIO OF THE ACQUIRED FUND. Unless otherwise noted, the information is based on each Fund's expenses and average daily net assets during the twelve months ended September 30, 1999 and on a pro forma basis as of that date and for the period then ended, giving effect to the Reorganization. Information in the tables and examples relating to the Acquiring Fund relates to the Acquiring Fund as a whole prior to the creation of the S Class Shares. Pro Forma information in the tables and examples relates to the S Class Shares and the AARP Class of shares of the Acquiring Fund. (Please see "Description of the Securities to be Issued" below).

                        SHAREHOLDER TRANSACTION EXPENSES

                                                    ACQUIRING  ACQUIRED  PRO FORMA
                                                      FUND       FUND    (COMBINED)
                                                    ---------  --------  ----------
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price).............   None       None      None
Maximum deferred sales charge (load) (as a
  percentage of purchase price or redemption
  proceeds).......................................   None       None      None
Maximum deferred sales charge (load) imposed on
  reinvested dividends............................   None       None      None
Redemption fee (as a percentage of amount
  redeemed, if applicable)(+).....................   None       None      None

                   ANNUAL FUND OPERATING EXPENSES (UNAUDITED)

                                                    ACQUIRING  ACQUIRED  PRO FORMA*
                                                      FUND       FUND    (COMBINED)
                                                    ---------  --------  ----------
Management fees...................................   0.40%      0.63%      0.40%
Distribution and/or service (12b-1) fees..........    None      None        None
Other expenses....................................   0.26%**    0.35%      0.30%
Total annual Fund operating expenses..............   0.66%      0.98%      0.70%

------------------------

(+)   There is a $5 wire service fee for receiving redemption proceeds via wire.

* Pro Forma expenses reflect the implementation of the Administrative Fee and of a new investment management fee for the Acquiring Fund to be effective upon the Reorganization.

** "Other expenses" are restated to reflect changes in certain shareholder servicing fees.

    In evaluating the Reorganization, the Independent Trustees focused their consideration on the Acquiring Fund's and the Acquired Fund's estimated expense ratios calculated utilizing Fund net assets at December 31, 1999 (rather than average daily net assets for a full year, as used in the table above), the number of shareholder accounts at that date, and other relevant factors. This calculation resulted in an estimated total annual expense ratio of 0.69% for the Acquiring Fund and 1.01% for the Acquired Fund.

                              EXAMPLES (UNAUDITED)

    Based on the costs above, the following examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, you reinvested all dividends and distributions, and each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

                                          ACQUIRING   ACQUIRED    PRO FORMA
YEAR                                        FUND*       FUND     (COMBINED)*
----                                      ---------   --------   -----------
1ST.....................................   $   67      $  100      $   72
3RD.....................................   $  211      $  312      $  224
5TH.....................................   $  368      $  542      $  390
10TH....................................   $  822      $1,201      $  871

------------------------

* Pro Forma expenses reflect the implementation of the Administrative Fee and of a new investment management fee for the Acquiring Fund to be effective upon the Reorganization.

FINANCIAL HIGHLIGHTS

    The financial highlights table for the Acquiring Fund prior to the creation of the S Class Shares, which is intended to help you understand the Acquiring Fund's financial performance for the past five years, is included in the Acquiring Fund's prospectus dated February 1, 2000, which is included herewith and incorporated herein by reference.

DISTRIBUTION OF SHARES

    Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, a subsidiary of the Investment Manager, is the principal underwriter of each Fund. SIS charges no direct fees in connection with the distribution of shares of the Funds. Following the Reorganization, Acquiring Fund shareholders will continue to be able to purchase shares of the funds in the Scudder Family of Funds on a no-load basis.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

    The purchase, redemption and exchange procedures and privileges of the Acquired Fund are identical to those that will be in place for the S Class Shares.

DIVIDENDS AND OTHER DISTRIBUTIONS

    Each Fund intends to declare dividends from its net investment income daily and distribute them monthly. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, annually. An additional distribution may be made if necessary. Dividends and distributions of each Fund will be invested in additional shares of the Fund at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash.

    If the Plan is approved by the Acquired Fund's shareholders, the Acquired Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains immediately prior to the Closing.

TAX CONSEQUENCES

    As a condition to the Reorganization, the Acquiring Fund and the Acquired Fund will have received an opinion of Willkie Farr & Gallagher in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Acquired Fund or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction -- Federal Income Tax Consequences" below.

                           II. PRINCIPAL RISK FACTORS

    Because of their similar investment objectives, policies and strategies, the principal risks presented by the Acquiring Fund are similar to those presented by the Acquired Fund. The main risk applicable to each Fund is risk associated with interest rates. An increase in a Fund's duration would make the Fund more sensitive to this risk. In addition, GNMA securities may be more volatile than other types of debt securities, and are affected by any unexpected behavior in interest rates. If interest rates drop significantly, holders of the mortgages represented by mortgage-backed securities are more likely to refinance, thus prepaying their obligations and potentially forcing the Funds to reinvest in securities that pay lower interest rates. The Acquiring Fund's attempt to reduce downside risk as compared with other GNMA mutual funds may reduce its performance relative to the Acquired Fund in a strong market.

    For a further discussion of the investment techniques and risk factors applicable to the Funds, see "Investment Objectives, Policies and Restrictions of the Funds" above, and the prospectuses and statements of additional information for the Funds, which are incorporated by reference herein.

                         III. THE PROPOSED TRANSACTION

DESCRIPTION OF THE PLAN

    As stated above, the Plan provides for the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange for that number of full and fractional S Class Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund as of the close of business on the Valuation Date. The Acquiring Fund will assume all of the liabilities of the Acquired Fund. The Acquired Fund will distribute the S Class Shares received in the exchange to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. The Acquired Fund will be abolished.

    Upon completion of the Reorganization, each shareholder of the Acquired Fund will own that number of full and fractional S Class Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Acquired Fund immediately as of the close of business on the Valuation Date. Such shares will be held in an account with the Acquiring Trust identical in all material respects to the account currently maintained by the Acquired Trust for such shareholder. In the interest of economy and convenience, S Class Shares issued to the Acquired Fund's shareholders will be in uncertificated form.

    Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Acquired Fund's transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of S Class Shares received by the shareholder in connection with the Reorganization.

    The obligations of each Trust on behalf of each of the Acquired Fund and the Acquiring Fund under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. The Acquired Fund and the Acquiring Fund are in the process of making the necessary filings. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the Closing by action of the Trustees of either Trust, notwithstanding the approval of the Plan by the shareholders of the Acquired Fund. However, no amendment may be made that materially adversely affects the interests of the shareholders of the Acquired Fund without obtaining the approval of the

Acquired Fund's shareholders. The Acquired Fund and the Acquiring Fund may at any time waive compliance with certain of the covenants and conditions contained in the Plan. For a complete description of the terms and conditions of the Reorganization, see the Plan at Exhibit A.

    Scudder Kemper will pay the Acquiring Fund's allocable share of expenses associated with the Reorganization. The Acquired Fund will pay its own allocable share of expenses associated with the Reorganization, except that Scudder Kemper will bear any such expenses in excess of $191,613 for the Acquired Fund (approximately $0.0082 per share, based on December 31, 1999 net assets for the Acquired Fund). As investors in the Acquired Fund, Acquired Fund shareholders indirectly bear a portion of these expenses.

BOARD APPROVAL OF THE PROPOSED TRANSACTION

    Scudder Kemper first proposed the Reorganization to the Independent Trustees of the Acquired Fund at a meeting held on October 5, 1999. The Reorganization was presented to the Trustees and considered by them as part of a broader initiative by Scudder Kemper to restructure many of the mutual funds advised by it that are currently offered to retail investors, see "Synopsis -- Background of the Reorganization" above. This initiative includes four major components:

(i) The combination of funds with similar investment objectives and policies, including in particular the combination of the AARP Funds with similar Scudder Funds currently offered to the general public;

(ii) The liquidation of certain small funds which have not achieved market acceptance and which are unlikely to reach an efficient operating size;

(iii) The implementation of an administration agreement for each fund, covering, for a single fee rate, substantially all services required for the operation of the fund (other than those provided under the fund's investment management agreement) and most expenses; and

(iv) The consolidation of the separate boards currently responsible for overseeing several groups of no-load funds managed by Scudder Kemper into a single board.

    The Independent Trustees of the Acquired Fund reviewed the potential implications of these proposals for the Acquired Fund as well as the various other funds for which they serve as trustees or directors. They were assisted in this review by their independent legal counsel and by independent consultants with special expertise in financial and mutual fund industry matters. Following the October 5 meeting, the Independent Trustees met in person or by telephone on seven occasions (including committee meetings) to review and discuss these proposals, both among themselves and with representatives of Scudder Kemper. On a number of occasions, these meetings included representatives of the independent trustees or directors of other funds affected by these proposals. In the course of their review, the Independent Trustees requested and received substantial additional information and suggested numerous changes to Scudder Kemper's proposals, many of which were accepted.

    Following the conclusion of this process, the Independent Trustees of the Acquired Fund, the independent trustees/directors of other funds involved and Scudder Kemper reached general agreement on the elements of a restructuring plan as it affects shareholders of various funds and, where required, agreed to submit elements of the plan for approval to shareholders of those funds.

    On February 7, 2000, the Board of the Acquired Fund, including the Independent Trustees of the Acquired Fund, approved the terms of the Reorganization and certain related proposals. The Independent Trustees have also unanimously agreed to recommend that the Reorganization be approved by the Acquired Fund's shareholders.

    In determining to recommend that the shareholders of the Acquired Fund approve the Reorganization, the Board considered, among other factors: (a) the fees and expense ratios of the Funds, including comparisons between the expenses of the Acquired Fund and the estimated operating expenses of the Acquiring Fund, and between the estimated operating expenses of the Acquiring Fund and other mutual funds with similar investment objectives; (b) the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of shareholder interests; (c) the compatibility of the Acquired Fund's and the Acquiring Fund's investment objectives, policies, restrictions and portfolios;
(d) the agreement by Scudder Kemper to provide services to the Acquiring Fund for a fixed fee rate under the Administration Agreement with an initial three year term; (e) the service features available to shareholders of the Acquired Fund and the Acquiring Fund; (f) the costs to be borne by the Acquired Fund, the Acquiring Fund and Scudder Kemper as a result of the Reorganization; (g) prospects for the Acquiring Fund to attract additional assets; (h) the tax consequences of the Reorganization on the Acquired Fund, the Acquiring Fund and their respective shareholders; and (i) the investment performance of the Acquired Fund and the Acquiring Fund.

    The Trustees also gave extensive consideration to possible economies of scale that might be realized by Scudder Kemper in connection with the Reorganization, as well as the other fund combinations included in Scudder Kemper's restructuring proposal. The Trustees concluded that these economies were appropriately reflected in the fee and expense arrangements of the Acquiring

Fund, as proposed to be revised upon completion of the Reorganization. In particular, the Trustees considered the benefits to shareholders resulting from locking in the rate of the Acquiring Fund's Administrative Fee for an initial three-year period. Because the Acquiring Fund will pay only its stated Administrative Fee rate for such services and expenses regardless of changes in actual costs, the Acquiring Fund's shareholders will be protected from increases in the Acquiring Fund's expense ratio attributable to increases in such actual costs. The Board also considered the protection this would afford shareholders if the Acquiring Fund's net assets declined as a result of market fluctuations or net redemptions.

    The Trustees also considered the impact of the Reorganization on the total expenses to be borne by shareholders of the Acquired Fund. As noted above under "Comparison of Expenses," the pro forma expense ratio (reflecting the Administrative Fee) for the combined Fund following the Reorganization is substantially lower than the current expense ratio for the Acquired Fund. The Board also considered that the Reorganization would permit the shareholders of the Acquired Fund to pursue similar investment goals in a larger fund. In this regard, Scudder Kemper advised the Trustees of the Acquired Fund that the Acquired Fund's shareholders will benefit from being in a larger fund which will likely have the ability to effect portfolio transactions on more favorable terms and provide Scudder Kemper with greater investment flexibility and the ability to select a larger number of portfolio securities for the combined Fund, with the ability to spread investment risks among a larger number of portfolio securities.

    Finally, the Trustees concluded that the shareholders of the Acquired Fund would be better served by having their interests represented by a single board of trustees or directors with responsibility for overseeing substantially all of the funds to be marketed as a "family of funds" through Scudder's no-load distribution channels. Accordingly, the Trustees unanimously agreed to recommend the election of a new consolidated board comprised of representatives of each of the various boards currently serving as trustees or directors of these funds.

    Based on all of the foregoing, the Board concluded that the Acquired Fund's participation in the Reorganization would be in the best interests of the Acquired Fund and would not dilute the interests of the Acquired Fund's shareholders. THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED FUND APPROVE THE REORGANIZATION.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

    The Acquiring Fund is a series of the Acquiring Trust, a Massachusetts business trust established under a Declaration of Trust dated June 8, 1984, as amended. The Acquiring Trust's authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. The Trustees of the Acquiring Trust are authorized to divide the Acquiring Trust's shares into separate series. The Acquiring Fund is one of three series of the Acquiring Trust that the Board has created to date. The Trustees of the Acquiring Trust are also authorized to further divide the shares of the series of the Acquiring Trust into classes. The Trustees of the Acquiring Trust have authorized the division of the Acquiring Fund into two classes, S Class and AARP Class. It is anticipated that this division will occur prior to the Closing and that shares of the Acquiring Fund existing at that time will be redesignated as AARP
Class shares of the Acquiring Fund. If this division does not occur prior to the Closing, then the Reorganization will not be consummated. Although shareholders of different classes of a series have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution and certain other matters.

    Each share of each class of the Acquiring Fund represents an interest in the Acquiring Fund that is equal to and proportionate with each other share of that class of the Acquiring Fund. Acquiring Fund shareholders are entitled to one vote per share held on matters on which they are entitled to vote. In the areas of shareholder voting and the powers and conduct of the Trustees, there are no material differences between the rights of shareholders of the Acquired Fund and the rights of shareholders of the Acquiring Fund.

FEDERAL INCOME TAX CONSEQUENCES

    The Reorganization is conditioned upon the receipt by the Acquired Fund and the Acquiring Trust, on behalf of the Acquiring Fund, of an opinion from Willkie Farr & Gallagher, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:
(i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for S Class Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund's shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of
Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for S Class Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund or upon the distribution of the S Class Shares to the Acquired Fund shareholders in exchange for their shares of the Acquired

Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for S Class Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by the shareholders of the Acquired Fund upon the receipt of the S Class Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of the S Class Shares received by the shareholders of the Acquired Fund will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of S Class Shares received by the shareholders of the Acquired Fund will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of the shareholders of the Acquired Fund.

    As of its fiscal year ended September 30, 1999, the Acquiring Fund had a net tax-basis capital loss carryforward of $243,324,000 that expires in 2003 and also had a post-October loss of $87,766,000 which was deferred until its subsequent fiscal year. As of its fiscal year ended January 31, 2000, the Acquired Fund had a net tax-basis capital loss carryforward of $27,406,000. This carryforward expires as follows: $18,025,000 in 2003 and $9,381,000 in 2008. Also as of January 31, 2000, the Acquired Fund deferred $3,174,000 of post-October losses to its subsequent fiscal year.

    After the Reorganization, the Acquired Fund's capital loss carryforwards will be available to the Acquiring Fund to offset its capital gains, although the amount of these losses which may offset the Acquiring Fund's capital gains in any given year may be limited. As a result of this limitation, it is possible that the Acquiring Fund may not be able to use these losses as rapidly as the Acquired Fund might have, and part or all of these losses may not be useable at all. The ability of the Acquiring Fund or the Acquired Fund to absorb losses in the future depends on a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. Net capital losses of regulated investment companies generally expire at the end of the eighth taxable year after they arise, if not previously absorbed by that time; therefore, it is possible that some or all of the Acquired Fund's losses will expire unused. In addition, the benefits of any capital loss carryforwards currently are available only to the shareholders of the Acquired Fund. After the Reorganization, however, these benefits will inure to all of the shareholders of the Acquiring Fund. The Trustees of the Acquired Fund believe that the Reorganization is in the best interests of the shareholders of the Acquired Fund, having considered the foregoing information in connection with their recommendation that shareholders approve the Reorganization.

    After the Closing, the Acquiring Fund may dispose of certain securities received by it from the Acquired Fund in connection with the Reorganization, which may result in transaction costs and capital gains.

    While the Acquired Trust is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

CAPITALIZATION

    The following table shows on an unaudited basis the capitalization of each Fund as of September 30, 1999 (i.e., prior to the creation of S Class Shares), and on a pro forma basis as of that date, giving effect to the Reorganization:

                                                         PRO FORMA         PRO FORMA
                       ACQUIRING FUND   ACQUIRED FUND   ADJUSTMENTS       COMBINED(1)
                       --------------   -------------   ------------   -----------------
NET ASSETS
AARP Class...........  $4,216,062,269                                  $4,216,062,269
S Class Shares.......                   $352,478,905    ($191,613)(2)  $  352,287,292
                                                                       --------------
Total Net Assets.....                                                  $4,568,349,561(3)
                                                                       ==============
SHARES OUTSTANDING
AARP Class...........     288,594,032                                     288,594,032
S Class Shares.......                     24,641,548     (528,797)         24,112,751
NET ASSET VALUE PER
  SHARE
AARP Class...........  $        14.61                                  $        14.61
S Class Shares.......                   $      14.30                   $        14.61

--------------------------

(1) Assumes the Reorganization had been consummated on September 30, 1999, and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

(2) Represents one-time proxy, legal, accounting and other costs of the Reorganization to be borne by the Acquired Fund.

(3) Pro forma combined net assets do not reflect expense reductions that would result from the implementation of the Administrative Fee and of a new investment management fee for the Acquiring Fund.

   THE BOARD OF TRUSTEES OF SCUDDER GNMA FUND UNANIMOUSLY RECOMMENDS THAT THE
      SHAREHOLDERS OF SCUDDER GNMA FUND VOTE IN FAVOR OF THIS PROPOSAL 2.

     PROPOSAL 3:  RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
                                  ACCOUNTANTS

    The Board of the Acquired Trust, including a majority of the Independent Trustees, has selected PricewaterhouseCoopers LLP to act as independent accountants of the Acquired Fund for the Acquired Fund's current fiscal year. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

   THE BOARD OF TRUSTEES OF SCUDDER GNMA FUND UNANIMOUSLY RECOMMENDS THAT THE
      SHAREHOLDERS OF SCUDDER GNMA FUND VOTE IN FAVOR OF THIS PROPOSAL 3.

                             ADDITIONAL INFORMATION

INFORMATION ABOUT THE FUNDS

    Additional information about the Trusts, the Funds and the Reorganization has been filed with the SEC and may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103, or by calling 1-800-225-2470.

    The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy material and other information about each of the Funds with the SEC. Such reports, proxy material and other information filed by the Trusts can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following SEC Regional Offices: Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, NY 10048; Southeast Regional Office, 1401 Brickell Avenue, Suite 200, Miami, FL 33131; Midwest Regional Office, Citicorp Center, 500 W. Madison Street, Chicago, IL, 60661-2511; Central Regional Office, 1801 California Street, Suite 4800, Denver, CO 80202-2648; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such material can also be obtained from the Public

Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains the statements of additional information for the Trusts, materials that are incorporated by reference into the prospectuses and statements of additional information, and other information about the Trusts and the Funds.

INTERESTS OF CERTAIN PERSONS

    The Investment Manager has a financial interest in the Reorganization, arising from the fact that its fee under its investment management agreement with the Acquiring Fund will increase as the amount of the Acquiring Fund's assets increases. The amount of those assets will increase by virtue of the Reorganization. See "Synopsis -- Investment Manager; Fees and Expenses" above.

GENERAL

    PROXY SOLICITATION. Proxy solicitation costs will be considered Reorganization expenses and will be allocated accordingly. In addition to solicitation by mail, certain officers and representatives of the Acquired Trust, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

    Any Acquired Fund shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Acquired Fund, c/o Scudder Kemper Investments, Inc., at the address for the Acquired Fund shown at the beginning of this Proxy Statement/Prospectus) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Acquired Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal.

    The presence at any shareholders' meeting, in person or by proxy, of the holders of one-third of the shares of the Acquired Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Acquired Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Acquired Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the Acquired Trust voting at the Meeting. Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the Acquired Fund's shares outstanding and entitled to vote thereon. Approval of Proposal 3 requires the affirmative vote of a majority of the shares of the Acquired Fund voting at the Meeting. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposal 1, and will have the effect of a "no" vote on Proposals 2 and 3.

    Holders of record of the shares of the Acquired Fund at the close of business on April 17, 2000 will be entitled to one vote per share on all business of the Meeting. As of March 20, 2000, there were 21,638,067 shares of the Acquired Fund outstanding.

    As of January 31, 2000, the officers and Trustees of the Acquiring Trust as a group owned beneficially less than 1% of the outstanding shares of the Acquiring Fund. To the best of the applicable Trust's knowledge, as of January 31, 2000, no person owned beneficially at least 5% of either Fund's outstanding shares, except that, as of such date, certain accounts for which Scudder Kemper acts as investment adviser owned 1,390,450 shares in the aggregate, or 5.98% of the outstanding shares, of the Acquired Fund. Scudder Kemper may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

    Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $14,886. As the Meeting date approaches, certain shareholders of the Acquired Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Acquired Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

    If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 1-800-603-1915. Any proxy given by a shareholder is revocable until voted at the Meeting.

    Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

    SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Acquired Trust, c/o Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

    OTHER MATTERS TO COME BEFORE THE MEETING. No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Acquired Trust and/or the Acquired Fund.

    PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                 By Order of the Board,

                                 /s/ John Millette

                                 John Millette
                                 Secretary

                         INDEX OF EXHIBITS AND APPENDIX

EXHIBIT A:   Agreement and Plan of Reorganization

EXHIBIT B:   Management's Discussion of Acquiring Fund's
             Performance

APPENDIX 1:  Trustee and Nominee Shareholdings

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this   day of           , 2000, by and between AARP Income Trust (the "Acquiring
Trust"), on behalf of AARP GNMA and U.S. Treasury Fund (the "Acquiring Fund"), a separate series of the Acquiring Trust, and Scudder GNMA Fund (the "Acquired Fund" and, together with the Acquiring Trust, each a "Trust" and collectively the "Trusts" and, together with the Acquiring Fund, each a "Fund" and collectively the "Funds"). Each Trust is a Massachusetts business trust with its principal place of business at Two International Place, Boston, Massachusetts 02110-4103

    This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the S Class of shares ($.01 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

    NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

    1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and
(ii) to assume
all of the liabilities of the Acquired Fund. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

    1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

    1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in section 3.1.

    1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

    1.5. Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record (the "Acquired Fund Shareholders"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

    1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

    1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

    1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.  VALUATION

    2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the business day immediately preceding the Closing Date, as defined in Section 3.1 (the "Valuation Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust's Declaration of Trust, as amended, and then-current prospectus or statement of additional information.

    2.2. The net asset value of an Acquiring Fund share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

    2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets with respect to shares of the Acquired Fund determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with section 2.2.

    2.4. All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3.  CLOSING AND CLOSING DATE

    3.1. The Closing of the transactions contemplated by this Agreement shall be July 17, 2000, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dechert Price & Rhoads, Ten Post Office Square -- South, Boston, MA 02109, or at such other place and time as the parties may agree.

    3.2. The Acquired Fund shall deliver to Acquiring Fund on the Closing Date a schedule of Assets.

    3.3. State Street Bank and Trust Company ("State Street"), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

    3.4. Scudder Service Corp. (the "Transfer Agent"), on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the

Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

    3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the Acquired Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.  REPRESENTATIONS AND WARRANTIES

    4.1. The Acquired Fund represents and warrants to the Acquiring Fund as follows:

        (a) The Acquired Fund is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquired Fund's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

        (b) The Acquired Fund is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

        (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

        (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in violation of Massachusetts law or of the Acquired

    Fund's Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

        (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended January 31, 2000, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

        (g) Since January 31, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

        (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

        (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

        (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

        (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Fund, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

        (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

        (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

        (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

    4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

        (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquiring Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

        (b) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

        (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

        (d) The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result, in violation of Massachusetts law or of the Acquiring Trust's Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

        (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended September 30, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

        (g) Since September 30, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

        (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

        (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

        (k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

        (l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

        (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

        (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

        (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

        (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

        (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.  COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    5.1. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds' normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

    5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

    5.3. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than July 13, 2000.

    5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

    5.5. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares and will provide the Acquiring Fund with a list of affiliates of the Acquired Fund.

    5.6. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.7. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the "Registration Statement") in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the Registration Statement, including the Proxy Statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

    5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

    5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

   5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all

Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

   5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

   5.12. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

    The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

    6.1. All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

    6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust, with respect to the Acquiring Fund, made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

    6.3. The Acquired Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

        (a) The Acquiring Trust has been duly formed and is an existing business trust; (b) the Acquiring Trust has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    6.4. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

    6.5. The Acquiring Fund shall have (i) adopted a new investment management agreement and (ii) entered into an administrative services agreement with Scudder Kemper Investments, Inc. ("Scudder Kemper"), each in a form reasonably satisfactory to the Acquired Fund.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

    The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

    7.1. All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

    7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

    7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

    7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

        (a) The Acquired Fund has been duly formed and is an existing business trust; (b) the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Fund's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquired Fund and constitutes a valid and legally binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Fund's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    7.5. The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

    7.6. The Acquiring Fund shall have (i) adopted a new investment management agreement and (ii) entered into an administrative services agreement with Scudder Kemper.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

    8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

    8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

    8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

    8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

    8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to each of the Acquiring Trust and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund's Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by Acquired Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of the Acquiring Fund Shares received by Acquired Fund Shareholders will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares received by Acquired Fund Shareholders will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of Acquired Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Fund and Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.  INDEMNIFICATION

    9.1. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

    9.2. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10. FEES AND EXPENSES

   10.1. Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Fund represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

   10.2. Scudder Kemper will pay the Acquiring Fund's allocable share of expenses associated with the Reorganization. The Acquired Fund will pay its own allocable share of expenses associated with the Reorganization, except that Scudder Kemper will bear any such expenses in excess of $191,613 for the Acquired Fund (approximately $0.0082 per share, based on December 31, 1999 net assets for the Acquired Fund). Any such expenses which are so borne by Scudder Kemper will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187. Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

   11.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

   11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the

Acquiring Fund and Acquired Fund in Sections 9.1 and 9.2 shall survive the Closing.

12. TERMINATION

    This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or
(ii) by either party if the Closing shall not have occurred on or before October 31, 2000, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13. AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, Two International Place, Boston, Massachusetts 02110-4103, with a copy to Dechert Price & Rhoads, Ten Post Office Square South, Boston, MA 02109-4603, Attention: Sheldon A. Jones, Esq., or to the Acquiring Fund, Two International Place, Boston, Massachusetts 02110-4103, with a copy to Dechert Price & Rhoads, Ten Post Office Square South, Boston, MA 02109-4603, Attention:
Sheldon A. Jones, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15. HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

   15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   15.4. References in this Agreement to each Trust mean and refer to the Board members of the Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of the Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which the Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trust or the Funds personally, but bind only the respective property of the applicable Fund, as provided in the applicable Trust's Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust's Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each Fund, as provided in each Trust's Declaration of Trust.

    Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to a Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the "Obligated Fund"), and in no event shall any other series of either Trust or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

   15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                         SCUDDER GNMA FUND
------------------------------
          Secretary

                                By:        ------------------------------

                                Its:       ------------------------------

Attest:                         AARP INCOME TRUST
                                on behalf of AARP GNMA and U.S. Treasury Fund
------------------------------
          Secretary

                                By:        ------------------------------

                                Its:       ------------------------------

AGREED TO AND ACKNOWLEDGED
ONLY WITH RESPECT TO
PARAGRAPH 10.2 HERETO
SCUDDER KEMPER INVESTMENTS, INC.

By:
-------------------------------------------------------------------------------

Its:
-------------------------------------------------------------------------------

                                 EXHIBIT B

MANAGEMENT'S DISCUSSION OF ACQUIRING FUND'S PERFORMANCE
AARP GNMA AND U.S. TREASURY FUND

     Interest rates generally rose and bond prices declined over the 12 months, as strong domestic economic growth and a rebound in selected foreign markets heightened inflation concerns. Mortgage-backed securities weathered the difficult period better than other classes of fixed-income securities, such as corporate bonds, asset-backed securities, or Treasuries.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:  Yearly Periods ended September 30

CHART DATA:

              AARP GNMA AND        LEHMAN BROTHERS
           U.S. TREASURY FUND        GNMA INDEX+
--------------------------------------------------
1989             10000                  10000
1990             10886                  10944
1991             12423                  12761
1992             13813                  14219
1993             14626                  15156
1994             14348                  14973
1995             15828                  17078
1996             16585                  18082
1997             17993                  19940
1998             19506                  21609
1999             19699                  22126

--------------------------------------------------------------------------------
+ The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

GOAL

The fund seeks to produce a high level of income while actively seeking to reduce downside risk as compared with other GNMA mutual funds. The fund pursues its goal by investing primarily in high quality GNMA and U.S. Treasury securities. While GNMAs and Treasuries are guaranteed as to timely payment of principal and interest, the guarantee does not apply to the fund's yield or share price, both of which will fluctuate daily.

PORTFOLIO
MANAGEMENT TEAM

Richard L. Vandenberg
  Lead Portfolio Manager

Scott E. Dolan
John E. Dugenske
  Portfolio Managers

-------------------------
      TOTAL RETURN
As of September 30, 1999


      CUMULATIVE

          FUND     INDEX+
-------------------------
1 yr.     0.99%    2.39%

5 yr.    37.29%   47.77%

10 yr.   96.98%  121.26%


    AVERAGE ANNUAL

          FUND     INDEX+
-------------------------
1 yr.     0.99%    2.39%

5 yr.     6.54%    8.12%

10 yr.    7.01%    8.26%
-------------------------

FUND PERFORMANCE

     The environment improved significantly for mortgage-backed securities toward the end of the 12-month period, which helped the fund rank in the top 42% of 54 GNMA funds, according to Lipper Analytical Services, Inc., an independent analyst of investment performance. Longer term, the fund ranked in the top 77% of 38 funds for the five-year period and in the top 76% of 24 funds for the ten-year period ended September 30, 1999.

     For the same 12-month period, the fund returned 0.99%, which consisted of 6.12% in income distributions and -5.13% in capital change. The fund's benchmark -- the Lehman Brothers GNMA Index -- returned 2.39% for the same period. Reflecting the rising rate environment, the fund's 30-day standardized SEC yield rose from 5.96% a year ago to 6.10% as of the end of the period.

THE PRINTED DOCUMENT CONTAINS A MATRIX CHART HERE,
SHOWING A THREE-YEAR RISK/RETURN PEFORMANCE OF THE FUND

LINE CHART TITLE:  AARP GNMA and U.S. Treasury Fund
                  Three-Year Risk/Return Performance

CHART DATA:    (AARP Fund noted by XXXX)


               -----------------------------------
                          Lipper GNMA                       Over the three years, this fund
                Return     Peer Group    Risk               is among the top 25% of similar
               -----------------------------------          funds for monthly downside risk
                Highest                   Lowest            and in the fourth quartile of
                Return       Best 25%   XXXX Risk           similar funds for total return.
               ------------            -----------

                            Next 25%                        The monthly averages for risk and
               ------------            -----------          return are for 18 similar funds
                                                            for the period October 1, 1996
                            Next 25%                        through September 30, 1999.
               ------------            -----------
                Lowest                   Highest
                Return     Worst 25%    XXXX Risk
               ------------            -----------

     Lipper Analytical Services, Inc. is the source for the peer group information of similar funds.

THE FUND'S INVESTMENT STRATEGY

     In pursuing the fund's objective we employ a top-down approach that focuses on four key factors: the portfolio's sensitivity to changes in interest rates (duration), the allocation between GNMA and Treasury securities, the vintage and "seasoning" of issues, and the fund's positioning with respect to the yield curve.

     In an effort to reduce price volatility as interest rates began to rise during the first six months of the fiscal period, we increased the fund's exposure to GNMAs by increasing the duration of the fund's mortgage holdings and reducing the duration of the fund's Treasury holdings. Overall portfolio duration rose from 2.5 years to 3.4 years in the first six months primarily because duration lengthens when rates rise. During the last six months of the period we reduced the fund's holdings of GNMAs to 88% of the portfolio (down from 90% a year ago) in an effort to reduce the fund's exposure to the duration extension risk that is inherent in all mortgages when interest rates rise and to take advantage of the defensive characteristics of Treasuries in advance

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
-----------------------------------------------------------------------------

FOR WHOM THE FUND IS DESIGNED

The fund is designed for investors who:

- Want a source of regular monthly income

- Desire an income component for diversification

- Can invest for at least three years

- Can handle some ups and downs in investment performance

------------------------------------
   PORTFOLIO DIVERSIFICATION
   As of September 30, 1999
Government National
 Mortgage Association       88%

 Cash Equivalents            6%

 U.S. Treasury Obligations   6%
                           ----
                           100%
                           ====
------------------------------------
       PORTFOLIO STATISTICS
 Number of Issues........ 2,069
 30-Day Yield............ 6.10%
 Average Coupon.......... 7.53%
 Yield to Maturity....... 7.07%
 Average Maturity........ 9.5 Years
 Average Duration........ 4.3 Years
 Average Quality.........  AAA

------------------------------------

of Y2K concerns. Despite our strategy of attempting to limit duration extension risk, the portfolio's duration continued to rise, contributing to its underperformance relative to its benchmark index. At the end of the period, the fund's duration stood at 4.3 years.

     In the first half of the period we focused on trimming the fund's exposure to high coupon mortgages, which are more susceptible to refinancing and prepayment risk, by reducing holdings of GNMAs with coupons of 8% or more. Toward the end of the period we emphasized GNMAs with coupons close to current rates (7.5% coupons) because we believed these securities offered more relative value.

OUTLOOK

     As we near the close of 1999 we are not expecting a calamity of any sort related to Y2K, but we are expecting decreased liquidity as some investors move into high quality and highly liquid investments. This should create a positive environment for Treasury securities. Longer term, we have a favorable outlook for mortgage securities. With mortgages currently trading at relatively high yields compared to Treasuries, we expect these securities to return to more normal levels resulting in higher prices.

                                   APPENDIX 1
                   FUND SHARES OWNED BY NOMINEES AND TRUSTEES

    Many of the nominees and Trustees own shares of the Acquired Trust and of other funds in the Scudder Family of Funds and AARP Funds, allocating their investments among such funds based on their individual investment needs. The following table sets forth, for each nominee and Trustee, the number of shares owned in the Acquired Trust as of January 31, 2000. The information as to beneficial ownership is based on statements furnished to the Acquired Trust by each nominee and Trustee. Beneficial ownership is based on sole voting and investment power. Each nominee's and Trustee's individual shareholdings of the Acquired Trust constitute less than 1% of the outstanding shares of such fund. As a group, the Trustees and officers own less than 1% of the shares of the Acquired Trust.

                                                               SCUDDER GNMA
                                                                   FUND
                                                              ---------------
Henry P. Becton, Jr. (1)....................................         157
Linda C. Coughlin (1).......................................           0
Dawn-Marie Driscoll (1).....................................         232
Edgar R. Fiedler (1)........................................           0
Peter B. Freeman (1)........................................         541
Keith R. Fox (1)............................................           0
George M. Lovejoy, Jr. (1)..................................       1,765
Wesley W. Marple, Jr. (1)...................................         363
Kathryn L. Quirk (2)........................................         176
Joan Edelman Spero (2)......................................           0
Jean Gleason Stromberg (2)..................................           0
Jean C. Tempe (1)...........................................         957
Steven Zaleznick (3)........................................           0
All Trustees and Executive Officers as a Group..............       4,191

------------------------------

 (1) Total aggregate holdings in the Acquired Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were over $100,000.

 (2) Total aggregate holdings in the Acquired Trust listed and all other funds in the Scudder Family of Funds and AARP Funds ranged between $50,000 and $100,000.

 (3) Total aggregate holdings in the Acquired Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were $0.

 For more information, please call Shareholder Communications
 Corporation, your Fund's information agent at 1-800-603-1915.

                                                                         SD GNMA

This proxy statement/prospectus is accompanied by the Acquiring Fund's prospectus dated February 1, 2000, which was previously filed with the Commission via EDGAR on January 31, 2000 (File No. 2-91577) and is incorporated by reference herein.

                                   PART B

                              AARP INCOME TRUST

-------------------------------------------------------------------------------
                    Statement of Additional Information
                               April 18, 2000
-------------------------------------------------------------------------------

Acquisition of the Assets of                 By and in Exchange for Shares of
Scudder GNMA Fund (the "Acquired Fund")      AARP GNMA and U.S. Treasury Fund
Two International Place                      (the "Acquiring Fund"), a series
Boston, MA 02110-4103                        of AARP Income Trust (the
                                             "Acquiring Trust")
                                             Two International Place
                                             Boston, MA 02110-4103

This Statement of Additional Information is available to the shareholders of the Acquired Fund in connection with a proposed transaction whereby the Acquiring Fund will acquire all or substantially all of the assets and all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund (the "Reorganization").

This Statement of Additional Information of the Acquiring Trust contains material which may be of interest to investors but which is not included in the Prospectus/Proxy Statement of the Acquiring Trust relating to the Reorganization. This Statement of Additional Information consists of this cover page and the following documents:


1. The Acquiring Fund's statement of additional information dated February 1, 2000, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on January 31, 2000 (File No. 2-91577) and is incorporated by reference herein.

2. The Acquiring Fund's annual report to shareholders for the fiscal year ended September 30, 1999, which was previously filed with the Commission via EDGAR on December 3, 1999 (File No. 811-04049) and is incorporated by reference herein.

3. The Acquired Fund's prospectus dated April 12, 2000, which was previously filed with the Commission via EDGAR on February 11, 2000 (File No. 2-82632) and is incorporated by reference herein.

4. The Acquired Fund's statement of additional information dated April 12, 2000, which was previously filed with the Commission via EDGAR on February 11, 2000 (File No. 2-82632) and is incorporated by reference herein.

5. The Acquired Fund's annual report to shareholders for the fiscal year ended January 31, 2000, which was previously filed with the Commission via EDGAR on March 29, 2000 (File No. 811-03699) and is incorporated by reference herein.

This Statement of Additional Information is not a prospectus. A
Prospectus/Proxy Statement dated April 18, 2000 relating to the
Reorganization may be obtained by writing the Acquired Fund at Two International Place, Boston, MA 02110-4103 or by calling Scudder Investor Services, Inc. at 1-800-225-2470. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                                     -40-